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                                                                   EXHIBIT 10.32

                                                                     GE PLASTICS

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                                SALES AGREEMENT

UVEX SAFETY MANUFACTURING, INC.         GE PLASTICS
10 THURBER BLVD.                        ONE PLASTICS AVENUE
SMITHFIELD, RI 02917-1896               PITTSFIELD, MA 01201


GENERAL ELECTRIC COMPANY (GE PLASTICS) AGREES TO SELL TO UVEX SAFETY MANUFACTURING, INC. (CUSTOMER) AND CUSTOMER AGREES TO PURCHASE THE PRODUCTS SPECIFIED ACCORDING TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

DURATION OF AGREEMENT:

EFFECTIVE DATE: 01/01/98                EXPIRATION DATE: 12/31/98

PRODUCT LINES COVERED:

ATTACHMENT "A"
LEXAN(R) RESIN      UVEX SAFETY MANUFACTURING, INC. AGREES TO PURCHASE 95% OF
                    ITS POLYCARBONATE SUPPLY THROUGH GE PLASTICS. THIS
                    COMMITMENT IS ESTIMATED AT 1.5MM POUNDS FOR 1998.

ATTACHMENT "B"
XENOY(R) RESIN      UVEX SAFETY MANUFACTURING, INC.'S COMMITMENT OF XENOY RESIN
                    IS ESTIMATED AT 100,000 POUNDS FOR 1998 AND IS BASED UPON
                    THE SATISFACTORY PERFORMANCE OF A NEW APPLICATION THAT HAS
                    YET TO BE PROVEN.

CUSTOMER TERMS:

PAYMENT:       1.00% DISCOUNT 10 DAYS, NET 30 FROM DATE OF INVOICE.

SHIPPING:      DELIVERY FOB SHIPPING POINT. MINIMUM FREIGHT PREPAID TO
DESTINATIONS WITHIN THE CONTIGUOUS UNITED STATES BY CARRIER OF GE PLASTICS
CHOICE.

CONDITIONS OF SALE:  PLEASE SEE REVERSE.

PERFORMANCE OF THIS AGREEMENT IS CONTINGENT UPON MEETING THE REQUIREMENTS OF THE PARTIES IN AN ECONOMICAL AND REASONABLE MANNER. EITHER PARTY MAY REQUEST ADJUSTMENTS TO THIS AGREEMENT IF, IN ITS SOLE JUDGEMENT, CONDITIONS HAVE CHANGED SIGNIFICANTLY SINCE THE SIGNING OF THIS AGREEMENT. IF AFTER THIRTY (30) DAYS THE PARTIES DO NOT AGREE TO THE ADJUSTMENTS, OR WHEN THE REQUESTED ADJUSTMENT HAS BEEN REJECTED, WHICHEVER COMES EARLIER, THE REQUESTING PARTY MAY TERMINATE THIS AGREEMENT BY GIVING THIRTY (30) DAYS WRITTEN NOTICE.

APPROVED: /s/ W. Stepan  /s/ D. Butler  1/19/98   APPROVED: /s/ Thomas Schleicher
          -------------------------------------             ------------------------
          UVEX SAFETY MANUFACTURING, INC.                   GENERAL ELECTRIC COMPANY

DATE:     1-13-98                                 DATE:     1-13-98
          -------------------------------------             ------------------------

(R) REGISTERED TRADEMARK OF GENERAL ELECTRIC COMPANY
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                    GE PLASTICS STANDARD CONDITIONS OF SALE
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FORMATION OF CONTRACT
An order placed by Buyer with GE Plastics, an operating business of General Electric Company, shall be deemed accepted only upon GE Plastics' written acceptance of the order and the terms of that acceptance shall govern. GE Plastics accepts orders or supplies products to Buyer only under the condition that Buyer agrees to be bound by and comply with these Conditions of Sale together with those documents or parts of documents which specify the products and which have been signed or accepted by GE Plastics in writing (hereinafter collectively the "Sales Agreement"). GE Plastics' receipt of a purchase order or its shipment of products to Buyer does not constitute an acceptance by GE Plastics of the terms and conditions of Buyer's purchase order or any proposal. Reference in Buyer's order to any such terms and conditions of purchase or proposal shall in no way constitute a modification of any of these Conditions of Sale. ANY ATTEMPTED MODIFICATION OF THESE CONDITIONS OF SALE PROPOSED BY BUYER IN A PURCHASE ORDER CONTAINING TERMS AND CONDITIONS INCONSISTENT WITH OR IN ADDITION TO THESE CONDITIONS OF SALE SHALL NOT BE BINDING UPON GE PLASTICS UNLESS SPECIFICALLY ACCEPTED BY GE PLASTICS IN WRITING. GE PLASTICS OBJECTS TO ANY TERMS AND CONDITIONS INCONSISTENT WITH OR IN ADDITION TO THESE CONDITIONS OF SALE.

PRICES AND DELIVERY
Unless otherwise agreed in writing, (i) prices for products shall be GE Plastics' list prices current at the time of shipment in US Dollars, F.O.B. point of shipment (freight and insurance prepaid and allowed to points in the continental United States) and (ii) payment terms shall be net thirty (30) days from the date of the invoice. Shipping costs to other locations or by means or routes other than those selected by GE Plastics shall be borne by Buyer. GE Plastics shall separately indicate on its invoice(s) any Federal, state or local tax, transportation tax, or other tax, which is required to be imposed. Title to products purchased hereunder and all risk of loss or damage with respect thereto shall pass to Buyer at the time product is transferred by GE Plastics to a commercial transportation carrier for shipment to Buyer. All delivery dates are approximate. In no event shall GE Plastics be liable for consequential, special, incidental or exemplary damages based on any delay in delivery or failure to deliver product under this Agreement.

WARRANTY
GE Plastics warrants that the products will conform to GE Plastics' specifications therefor in effect at the time of delivery of the product or such other specifications as may be mutually agreed upon in writing. Buyer shall inspect all product delivered hereunder for damage, defect or shortage immediately upon receipt by Buyer, and shall immediately provide GE Plastics with notice of any such damage, defect or shortage. The conditions of any test of the products for conformance with specifications shall be mutually agreed upon and GE Plastics shall be notified of, and may be represented at, all tests that may be made. If any product is determined not to conform to GE Plastics' specifications or such other specifications as may be mutually agreed upon in writing within the earlier of (i) six (6) months from date of shipment or (ii) the date of use of the product by Buyer, such product shall be replaced by GE Plastics without additional cost to Buyer, or, at GE Plastics' option, GE Plastics shall refund the purchase price therefor. This remedy is Buyer's exclusive remedy for breach of warranty. Defective products shall not be returned by Buyer until authorized in advance by GE Plastics. Returned products to the extent possible should be intact in form as shipped and retain the GE Plastics identity. THE WARRANTY STATED HEREIN IS IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

LIMITATION OF LIABILITY, REMEDY AND DAMAGES
GE Plastics' liability to Buyer under this Sales Agreement or arising out of possession or use of the product or any technical advice relating thereto is limited to the warranty obligations set forth above in the Warranty Article and in no event shall such liability, whether based in contract, warranty, negligence or other tort, strict liability or otherwise, exceed the purchase price for the product in question. Upon the expiration of the applicable warranty period specified herein, all such liability, whether based in contract, negligence or other tort, strict liability, breach of warranty or otherwise, shall be deemed waived unconditionally and absolutely. The foregoing shall constitute the sole and exclusive remedy of the Buyer and the sole and exclusive liability of GE Plastics. IN NO EVENT SHALL GE PLASTICS BE LIABLE FOR CONSEQUENTIAL, SPECIAL, INCIDENTAL OR EXEMPLARY DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, LOSS OF SAVINGS OR REVENUE, LOSS OF USE OF THE PRODUCT OR ANY ASSOCIATED EQUIPMENT, COST OF ANY SUBSTITUTE FOR THE PRODUCT, DOWNTIME, CLAIMS OF THIRD PARTIES OR INJURY TO PROPERTY. THIS LIMITATION SHALL APPLY NOTWITHSTANDING A FINDING THAT ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE.

TECHNICAL ADVICE AND OTHER SERVICES
Buyer agrees that it is not relying upon any representation, statement or other assertion made by GE Plastics with respect to the products and their suitability and that Buyer has made its own inquiry, testing and investigation into, and based thereon has formed an independent judgment concerning, the products and the suitability of the products for the use, conversion or processing intended by Buyer, and will not assert any claim against GE Plastics or hold GE Plastics liable in any manner with respect to any information, testing or designs furnished (or failed to be furnished) by GE Plastics including, without limitation, technical advice or recommendations. Statements made by GE Plastics concerning possible or suggested uses of materials or designs described herein are not to be construed as constituting a license under any patent covering such use nor as recommendations for use of such materials or designs in the infringement of any patent.

PATENTS
GE Plastics shall defend any suit or proceeding brought against the Buyer insofar as such suit or proceeding is based on a claim that any product, or any part thereof, in the form as delivered by GE Plastics to Buyer, constitutes an infringement of any patent of the United States, if notified promptly in writing and given information and assistance (at GE Plastics' expense) and exclusive authority for the defense of any infringement claim and all negotiations relating to its settlement, and GE Plastics shall pay all damages and costs awarded therein against the Buyer. In case a product, or any part thereof, in such suit or proceeding is held to constitute infringement and the use of the product or part is enjoined, GE Plastics shall at its own option and expense either procure for the Buyer the right to continue using the product or part, or replace same with a non-infringing product, or modify it so it becomes non-infringing, or accept return of the product from Buyer and refund the purchase price and the transportation cost thereof to the Buyer. The foregoing states the entire liability of GE Plastics for patent infringement by the products or any part thereof. GE shall not be responsible under this provision for, and Buyer shall hold GE Plastics harmless against, any expense or loss, including attorney's fees, resulting from infringement of any intellectual property rights, including patents, trade secrets or trademarks, if such infringement arises from GE Plastics' compliance with Buyer's specifications or instructions.

VARIATIONS
Unless otherwise specified in writing, any variation over or under in quantities shipped not exceeding 10% of the quantities ordered shall constitute compliance with the order and the unit price will apply to the quantity actually delivered.

TERMINATION FOR DEFAULT
Either party may terminate this Sales Agreement upon thirty (30) days' prior written notice, in the event the other party breaches any material term or condition of this contract, PROVIDED, HOWEVER, that during such notice period, the party in default may cure its default and thereby abate the termination; PROVIDED, FURTHER, that if such default shall require a longer period to remedy, so long as the party in default has taken reasonable steps within such period to commence the curing of the default, the termination shall be abated, as long as such steps continue to be taken. If Buyer is in default hereunder, GE Plastics may suspend shipments of product during such cure period without liability to Buyer.

FORCE MAJEURE
Neither Buyer nor GE Plastics shall be liable for its failure to perform its obligations (except the obligation to pay money), either in whole or in part, under the terms of this Sales Agreement if such failure is a result of causes beyond its reasonable control, such as an act of God, act of the other party, labor disruption, strike, fire, flood, war, government regulation, the delay in or inability to obtain labor, machinery, material, product or services through its usual and regular sources or any other condition or cause beyond its reasonable control, said causes being hereafter referred to as "Force Majeure" and the quantities of material affected by Force Majeure shall be deleted from the Sales Agreement quantities. In the event the Force Majeure condition is not alleviated on or before the expiration of sixty (60) days, then the party not affected by the Force Majeure condition may, at its option, terminate this Sales Agreement upon written notice to the other party, such termination to be without further liability to either party. If for any reason supplies of the products deliverable hereunder or feedstock from which such products are derived from any of GE Plastics' sources are curtailed or cut off or are inadequate to meet GE Plastics' own requirements and its obligations to its customers, GE Plastics' obligation hereunder shall be reduced to the extent necessary in GE Plastics' reasonable judgment to apportion fairly among GE Plastics' own requirements and its regular customers such products as can be made available in the ordinary and usual course of GE Plastics' business from any such sources of supply.

PRODUCT WARNINGS AND INSTRUCTIONS
GE Plastics agrees to furnish Buyer with Material Safety Data Sheets ("MSDS's") for the product where applicable. The products may be, or become, considered hazardous material or hazardous substances under various laws and regulations when handled or processed. The Buyer agrees to familiarize itself (without further reliance on GE Plastics) with any hazards of the products, their processing and applications and the containers in which the products are shipped. The Buyer agrees to pass the MSDS's to all those required by law to receive same and to inform and train its employees and properly warn and instruct its customers as to hazards identified in the MSDS's or discovered by Buyer in its investigations. The Buyer further agrees to properly manage and dispose of all wastes and/or residues resulting from its use of the products in accordance with applicable laws and regulations.

SECURITY AND TITLE
Security, title and right of possession of the products shall remain with GE Plastics and the products shall remain the personal property of GE Plastics until all payments hereunder (including deferred payment, whether evidenced by notes or otherwise) shall have been received in full by GE Plastics and the Buyer agrees to do all acts necessary to perfect and maintain such security right and title in GE Plastics.

GOVERNMENT PROCUREMENT REQUIREMENTS
Buyer acknowledges that products supplied by GE Plastics may not meet applicable government procurement requirements and that GE Plastics may not be able to supply information required by government procurement regulations. If GE Plastics has not expressly agreed in writing with Buyer that its products shall meet certain government procurement requirements or that GE Plastics will provide Buyer with information under government procurement regulations, GE Plastics shall have no liability whatsoever with respect to any requirements related to or arising from government procurement regulations.

INTERNATIONAL TRADE
Buyer will insure that all GE Plastics commodities, technology or software exported from the United States are exported in accordance with the U.S. Export Administration Regulations. Diversion contrary to U.S. Law is prohibited.

GENERAL
Cancellation of any order, or return of any conforming product purchased hereunder, will be subject to acceptance by GE Plastics and to a restocking charge in accordance with GE Plastic's policy as then in effect. This Sales Agreement contains the complete and exclusive agreement among the parties and supersedes all prior understandings whether written or oral as to the subject matter hereof. Unless GE Plastics has provided written consent, any partial or complete assignment of right(s) or delegation of obligation(s), shall be void. This Sales Agreement may not be changed, renewed, extended or modified in any manner, orally or otherwise, except by an instrument in writing signed by a duly authorized representative of GE Plastics. Neither course of performance, nor course of dealing, nor usage of trade shall be used to qualify, explain or supplement any of the terms of this Sales Agreement. Any failure of GE Plastics, at any time or from time to time, to require the performance of the Buyer of any other items and conditions of the contract shall not constitute a waiver by GE Plastics of these Conditions of Sale and shall not affect or impair this Sales Agreement in any way. Each provision hereof shall apply to the full extent permitted by law, and the invalidity in whole or in part of any provisions shall not affect the remainder of such provision or any other provision. This Sales Agreement shall be interpreted and governed by the laws of the State of New York, excluding its conflicts of laws rules.

                                                           Rev. 11/04/96
                                              GEP Sid Conditions of Sale

                                 ATTACHMENT "A"
                                                              AGREEMENT #: 33089
                                                               CUSTOMER #: 90099
                                                             SUPERSEDES #: 29976

                          PRODUCT LINE: LEXAN(R) RESIN

                        MINIMUM ORDER/SHIPMENT QUANTITY
                          BRACKET INVOICE PRICE PER LB

                                                  2200        5500
GRADE     COLOR     EFF            EXP            5499      &ABOVE
OQ4120R   GP        01/01/98       12/31/98       N/A       1.8900

                                                  2200        5500
GRADE     COLOR     EFF            EXP            5499      &ABOVE
OQ4120R   ST        01/01/98       12/31/98     1.9900      1.9900

                                                  2200        5500
GRADE     COLOR     EFF            EXP            5499      &ABOVE
OQ4320    ST        01/01/98       12/31/98     1.9900      1.9900

                                                  2200        5500
GRADE     COLOR     EFF            EXP            5499      &ABOVE
OQ4620R   ST        01/01/98       12/31/98     1.9900      1.9900

                                                  2200        5500
GRADE     COLOR     EFF            EXP            5499      &ABOVE
OQ4620R   GP        01/01/98       12/31/98     1.9900      1.9900

                                                  2200        5500
GRADE     COLOR     EFF            EXP            5499      &ABOVE
103R      GP        01/01/98       12/31/98       N/A       1.8900

                                                  2200        5500
GRADE     COLOR     EFF            EXP            5499      &ABOVE
103R      ST        01/01/98       12/31/98     1.9900      1.9900


ADDITIONAL GRADE/COLOR COMBINATIONS MAY BE ADDED TO THIS AGREEMENT AS MUTUALLY AGREED UPON BY UVEX SAFETY MANUFACTURING, INC. AND GE PLASTICS.

PRICE PROTECTION:

PRICES SPECIFIED HEREIN ARE FIRM THROUGH 12/31/98.

GUARANTEE OF SUPPLY:

GE PLASTICS GUARANTEES THAT WE WILL MAKE AVAILABLE TO UVEX SAFETY MANUFACTURING, INC., UNDER THE TERMS OF THIS AGREEMENT, 2MM POUNDS OF POLYCARBONATE DURING THE TERM OF THE AGREEMENT, PROVIDED THAT UVEX SAFETY MANUFACTURING, INC. COMPLIES WITH THE OBLIGATIONS HERE UNDER.



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                                 ATTACHMENT "B"
                                                              AGREEMENT #: 33569
                                                               CUSTOMER #: 90099
                                                             SUPERSEDES #:  NONE

                          PRODUCT LINE: XENOY(R) RESIN

                        MINIMUM ORDER/SHIPMENT QUANTITY
                          BRACKET INVOICE PRICE PER LB

                                                  11000
GRADE     COLOR     EFF            EXP            &ABOVE
2735      1001      01/01/98       12/31/98       1.9500


PRICE PROTECTION:

PRICES SPECIFIED HEREIN ARE FIRM THROUGH 12/31/98.

PRODUCTIVITY:

GE Plastics and UVEX Safety Manufacturing, Inc. agree to mutually participate in a Productivity Program which will attempt to improve productivity at UVEX
Safety Manufacturing, Inc. site. Each party agrees to provide sufficient personnel and time to develop projects sufficient to meet the Productivity
Goal. The goal of this program shall be to achieve quantifiable cost savings of $64,000 by 12/31/98. Savings credit shall be measured and tracked by UVEX
Safety Manufacturing, Inc. and approved by GE Plastics. Savings credit for an approved project shall be equal to any GE Plastics investment plus any estimated savings that will generate over a 12 month period. UVEX Safety Manufacturing, Inc. agrees to promptly implement any approved projects and if it fails to do so, UVEX Safety Manufacturing, Inc. shall still provide GE Plastics productivity credit in the amount of the estimated annual savings.

In the event that the Productivity Goal is not achieved by 12/31/98, GE Plastics agrees to compensate UVEX Safety Manufacturing, Inc. for the difference between the Productivity Goal and the Savings Credit in the form of a credit memo by January 31, 1999.

This productivity guarantee is void in the event the Productivity Goal is not achieved due to lack of commitment by UVEX Safety Manufacturing, Inc. as determined in GE Plastics reasonable discretion.

The cost saving must be quantified using fair market value for machine and labor rates and other costs as represented by SPI & SPE market data.